Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE A

As of June 15, 2021

Columbia Funds Series Trust

Series	Effective Date
Columbia California Intermediate Municipal Bond Fund	September 1, 2015
Columbia Capital Allocation Moderate Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Conservative Portfolio	June 1, 2016
Columbia Convertible Securities Fund	July 1, 2015
Columbia Large Cap Enhanced Core Fund	July 1, 2015
Columbia Large Cap Growth Opportunity Fund	July 1, 2015
Columbia Large Cap Index Fund	July 1, 2015
Columbia Mid Cap Index Fund	July 1, 2015
Columbia North Carolina Intermediate Municipal Bond Fund	September 1, 2015
Columbia Overseas Value Fund	July 1, 2015
Columbia Select Large Cap Equity Fund	July 1, 2015
Columbia Select Mid Cap Value Fund	July 1, 2015
Columbia Short Term Bond Fund	August 1, 2015
Columbia Short Term Municipal Bond Fund	September 1, 2015
Columbia Small Cap Index Fund	July 1, 2015
Columbia Small Cap Value Fund II	July 1, 2015
Columbia South Carolina Intermediate Municipal Bond Fund	September 1, 2015
Columbia Virginia Intermediate Municipal Bond Fund	September 1, 2015

Columbia Funds Series Trust II

Series	Effective Date
Columbia Capital Allocation Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Conservative Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Portfolio	June 1, 2016
Columbia Commodity Strategy Fund	October 1, 2015
Columbia Disciplined Core Fund	December 1, 2015
Columbia Disciplined Growth Fund	December 1, 2015
Columbia Disciplined Value Fund	December 1, 2015
Columbia Dividend Opportunity Fund	October 1, 2015
Columbia Emerging Markets Bond Fund	March 1, 2016
Columbia Flexible Capital Income Fund	October 1, 2015
Columbia Floating Rate Fund	December 1, 2015
Columbia Global Opportunities Fund	December 1, 2015
Columbia Global Value Fund	July 1, 2015
Columbia Government Money Market Fund	December 1, 2015
Columbia High Yield Bond Fund	October 1, 2015
Columbia Income Builder Fund	June 1, 2016
Columbia Income Opportunities Fund	December 1, 2015
Columbia Large Cap Value Fund	October 1, 2015
Columbia Limited Duration Credit Fund	December 1, 2015
Columbia Minnesota Tax-Exempt Fund	December 1, 2015
Columbia Mortgage Opportunities Fund	October 1, 2015
Columbia Quality Income Fund	October 1, 2015

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Columbia Select Global Equity Fund	March 1, 2016
Columbia Select Large Cap Value Fund	October 1, 2015
Columbia Select Small Cap Value Fund	October 1, 2015
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Seligman Technology and Information Fund	October 1, 2015
Columbia Short-Term Cash Fund	December 1, 2015
Columbia Small/Mid Cap Value Fund	October 1, 2015
Columbia Strategic Municipal Income Fund	December 1, 2016
Multi-Manager Value Strategies Fund	October 1, 2015

Columbia Funds Variable Series Trust II

Series	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2016
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2016
Columbia Variable Portfolio – Core Equity Fund	May 1, 2016
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2016
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2016
Columbia Variable Portfolio – Global Strategic Income Fund	May 1, 2016
Columbia Variable Portfolio – Government Money Market Fund	May 1, 2016
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2016
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2016
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2016
Columbia Variable Portfolio – Limited Duration Credit Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Overseas Core Fund	May 1, 2016
Columbia Variable Portfolio – Select Large Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Mid Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Small Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2016
CTIVP® – American Century Diversified Bond Fund	May 1, 2016
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	May 1, 2016
CTIVP® – CenterSquare Real Estate Fund	May 1, 2016
CTIVP® – Loomis Sayles Growth Fund	May 1, 2016
CTIVP® – MFS® Value Fund	May 1, 2016
CTIVP® – Morgan Stanley Advantage Fund	May 1, 2016
CTIVP® – TCW Core Plus Fund	May 1, 2016
CTIVP® – T. Rowe Price Large Cap Value Fund	May 1, 2016
CTIVP® – Victory Sycamore Established Value Fund	May 1, 2016
CTIVP® – Wells Fargo Short Duration Government Fund	May 1, 2016
CTIVP®– Westfield Mid Cap Growth Fund	May 1, 2016
Variable Portfolio – Aggressive Portfolio	May 1, 2016
Variable Portfolio – Conservative Portfolio	May 1, 2016
Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2016
Variable Portfolio – Moderate Portfolio	May 1, 2016
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2016

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016
Variable Portfolio – Partners Core Bond Fund	May 1, 2016
Variable Portfolio – Partners Core Equity Fund	May 1, 2016
Variable Portfolio – Partners International Core Equity Fund	May 1, 2016
Variable Portfolio – Partners International Growth Fund	May 1, 2016
Variable Portfolio – Partners International Value Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE B

Fee Schedule

As of June 15, 2021

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Dividend Opportunity Fund Columbia Large Cap Value Fund Multi-Manager Value Strategies Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
Columbia Global Value Fund	July 1, 2015
Columbia Variable Portfolio (VP) – Balanced Fund Columbia VP – Dividend Opportunity Fund	May 1, 2016

Columbia California Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.350 0.330 0.320 0.310	% % % % % % % %

Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio	June 1, 2016	Category 1 Assets invested in securities other than third-party advised mutual funds, and in the Investment Manager’s proprietary funds that do not pay a management fee (or advisory fee, as applicable) (including exchange-traded funds), derivatives and individual securities	0.57%
		Category 2 Assets invested in non- exchange-traded third-party advised mutual funds	0.12%
		Category 3 Assets invested in funds advised by the Investment Manager (excluding any underlying funds that do not pay a management fee (or advisory fee, as applicable) to the Investment Manager)	0.02%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Commodity Strategy Fund* Columbia VP – Commodity Strategy Fund*	October 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.630 0.580 0.550 0.520 0.500 0.490	% % % % % %
Columbia Convertible Securities Fund	July 1, 2021	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %
Columbia VP – Core Equity Fund	May 1, 2016	All	0.40%
Columbia Disciplined Core Fund Columbia Disciplined Growth Fund Columbia Disciplined Value Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %
Columbia Emerging Markets Bond Fund	March 1, 2016	$0 - $500 >$500 - $1,000	0.600 0.590	% %
Columbia VP – Emerging Markets Bond Fund	May 1, 2016

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.575 0.555 0.530 0.505 0.490 0.481 0.469 0.459 0.449 0.433 0.414 0.393	% % % % % % % % % % % %
Columbia VP – Overseas Core Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880 0.855 0.825 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Flexible Capital Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	0.650 0.630 0.610 0.570 0.540	% % % % %
Columbia Floating Rate Fund Columbia Income Opportunities Fund	December 1, 2015	$0 - $250 >$250 - $500	0.660 0.645	% %
Columbia High Yield Bond Fund	October 1, 2015	>$500 - $750 >$750 - $1,000	0.635 0.625	% %
Columbia VP – High Yield Bond Fund Columbia VP – Income Opportunities Fund	May 1, 2016

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.610 0.600 0.565 0.540 0.525 0.500 0.485 0.475 0.465 0.440 0.425 0.400	% % % % % % % % % % % %
Columbia VP – Global Strategic Income Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000 - $20,000 >$20,000 - $50,000 >$50,000	0.650 0.645 0.595 0.590 0.575 0.570 0.560 0.540 0.530 0.520	% % % % % % % % % %
Columbia Global Infrastructure Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.710 0.705 0.650 0.600 0.590 0.540 0.530	% % % % % % %
Columbia Global Opportunities Fund	December 1, 2015	Category 1 Assets invested in underlying funds (including ETFs) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.00%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”

Category 2

Assets invested in

securities (other than

underlying mutual

funds (including

ETFs) that pay a

management fee to

the Investment

Manager), including

other funds advised

by the Investment

Manager that do not

pay a management

fee, derivatives and

individual securities.

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

			0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
Columbia Income Builder Fund	June 1, 2016	All	0.02%
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.510 0.505 0.475 0.450 0.415 0.390 0.375 0.370 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % % % %
Columbia Limited Duration Credit Fund CTIVP® – Wells Fargo Short Duration Government Fund	December 1, 2015 July 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Large Cap Enhanced Core Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750 0.700 0.650 0.600 0.580 0.560 0.550	% % % % % % %
Columbia Large Cap Growth Opportunity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
Columbia VP – Large Cap Growth Fund Variable Portfolio – Partners Core Equity Fund	May 1, 2016
Columbia Large Cap Index Fund(1) Columbia Mid Cap Index Fund Columbia Small Cap Index Fund(1)	July 1, 2015	ALL	0.20%
Columbia VP – Large Cap Index Fund	May 1, 2016
Columbia Select Mid Cap Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820 0.770 0.720 0.670 0.660 0.650	% % % % % %
Columbia Small/Mid Cap Value Fund	October 1, 2015
Columbia VP – Mid Cap Growth Fund Columbia VP – Select Mid Cap Value Fund	May 1, 2016
Columbia Minnesota Tax-Exempt Fund	December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470 0.465 0.415 0.380 0.340 0.330 0.320 0.310	% % % % % % % %
Columbia Government Money Market Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500	0.390 0.385 0.363	% % %
Columbia VP – Government Money Market Fund	May 1, 2016	>$1,500 - $2,000

>$2,000 - $2,500

>$2,500 - $3,000

>$3,000 - $5,000

>$5,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000

			0.345 0.328 0.310 0.300 0.280 0.260 0.255 0.230 0.220 0.210 0.200 0.190 0.180	% % % % % % % % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Mortgage Opportunities Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000	0.650 0.645 0.630 0.620 0.595 0.580 0.565 0.555 0.545 0.535	% % % % % % % % % %
Columbia Overseas Value Fund Columbia Select Global Growth Fund Columbia Select International Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870 0.820 0.770 0.720 0.700 0.680 0.670	% % % % % % %
Variable Portfolio – Partners International Value Fund	May 1, 2016
Variable Portfolio – Partners International Core Equity Fund	May 1, 2018
Columbia Select Global Equity Fund	July 8, 2020	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.870 0.855 0.820 0.800 0.770 0.720 0.700 0.680 0.670 0.660 0.650 0.620	% % % % % % % % % % % %
Columbia Select Large Cap Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.720 0.670 0.620 0.600 0.580 0.570	% % % % % % %
CTIVP® - Victory Sycamore Established Value Fund	July 1, 2016
Columbia Select Large Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770 0.715 0.615 0.600 0.580 0.570	% % % % % %
Columbia VP – Disciplined Core Fund Columbia VP – Select Large Cap Value Fund	May 1, 2016
Columbia Select Small Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %
Columbia Small Cap Value Fund II	July 1, 2015
Columbia VP – Select Small Cap Value Fund	May 1, 2016
Columbia Seligman Technology and Information Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $4,000 >$4,000 - $6,000 >$6,000 - $12,000 >$12,000	0.915 0.910 0.905 0.865 0.815 0.765 0.755	% % % % % % %
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Variable Portfolio – Seligman Global Technology Fund	July 1, 2017

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Short Term Bond Fund	August 1, 2015	$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.430 0.425 0.415 0.410 0.395 0.380 0.365 0.360 0.350 0.340 0.330 0.320 0.300 0.280	% % % % % % % % % % % % % %
Columbia Short Term Municipal Bond Fund	September 1, 2015
Columbia VP – U.S. Government Mortgage Fund	May 1, 2016
Columbia Short-Term Cash Fund	December 1, 2015	All	0.00%
Columbia Strategic Municipal Income Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480 0.475 0.445 0.420 0.385 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % %
Columbia Quality Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.450 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
Columbia VP – Intermediate Bond Fund	May 1, 2016
CTIVP® - TCW Core Plus Bond Fund	July 1, 2016
Columbia VP – Emerging Markets Fund	July 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	1.100 1.060 0.870 0.820 0.770 0.720 0.700	% % % % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia VP – Limited Duration Credit Fund	May 1, 2016	$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

$24,000 - $50,000

>$50,000

			0.480 0.475 0.465 0.460 0.445 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % % %

Variable Portfolio – Managed Volatility Moderate Growth Fund Variable Portfolio – Aggressive Portfolio Variable Portfolio – Conservative Portfolio Variable Portfolio – Moderate Portfolio Variable Portfolio – Moderately Aggressive Portfolio Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

Category 2

Assets invested in
securities (other
than affiliated
underlying funds
(including ETFs
and closed end
funds) that pay a
management fee
to the Investment
Manager),
including other
funds advised by
the Investment
Manager that do
not pay a
management fee,
third party funds,
derivatives and
individual
securities

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

			0.720 0.670 0.620 0.570 0.550 0.530 0.520	% % % % % % %
CTIVP® – American Century Diversified Bond Fund	September 30, 2017	$0 - $500 >$500 -$1,000 >$1,000 -$2,000 >$2,000 -$3,000 >$3,000 -$6,000 >$6,000 -$7,500 >$7,500 -$9,000 >$9,000 -$12,000 >$12,000 -$20,000 >$20,000 -$24,000 >$24,000 -$50,000 >$50,000	0.500 0.495 0.480 0.460 0.445 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %
CTIVP® – CenterSquare Real Estate Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 -$1,500 >$1,500 -$3,000 >$3,000	0.750 0.745 0.720 0.670 0.660	% % % % %

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Variable Portfolio – Partners International Growth Fund	July 1, 2018	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.920 0.870 0.820 0.770 0.760 0.750	% % % % % %
CTIVP® - Westfield Mid Cap Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.810 0.805 0.750 0.700 0.690 0.680	% % % % % %
CTIVP® - Loomis Sayles Growth Fund CTIVP®– MFS® Value Fund CTIVP® – T. Rowe Price Large Cap Value Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710 0.705 0.650 0.550 0.540 0.530	% % % % % %
CTIVP® – Morgan Stanley Advantage Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710 0.705 0.650 0.600 0.550 0.540 0.530	% % % % % % %
VP – Partners Small Cap Growth Fund VP – Partners Small Cap Value Fund	July 1, 2016	$0 - $500 >$500 -$1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870 0.820 0.770 0.760 0.750	% % % % %
VP – Partners Core Bond Fund	May 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500 0.495 0.480 0.460 0.445 0.430 0.415 0.410 0.390 0.380 0.360 0.340	% % % % % % % % % % % %

*

When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.

(1)

The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of June 15, 2021.

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ Daniel J. Beckman
Name: Daniel J. Beckman
Title: President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Michael G. Clarke
Name: Michael G. Clarke
Title: Co-Head of Global Operations